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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: NOVEMBER 5, 1997

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                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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      Ohio                          0-21026                  31-1364046
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(STATE OR OTHER              (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (614) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER ITEMS.

         On November 5, 1997, the Board of Directors of Rocky Shoes & Boots, Inc., an Ohio corporation ("Rocky"), adopted a shareholder rights plan that contemplates the issuance of rights to purchase preferred stock of Rocky to Rocky's common shareholders of record as of November 24, 1997, as set forth in the Form of Rights Agreement attached hereto as Exhibit 4.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      EXHIBITS.

             Exhibit No.                    Description

                 4.1 Form of Rights Agreement dated as of November 5, 1997, between Rocky and The Fifth Third Bank, including as Exhibit A the Second Amended and Restated Articles of Incorporation designating the Series B Junior Participating Cumulative Preferred Stock, as Exhibit B thereto the form of Right Certificate and as Exhibit C thereto the Summary of Rights.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROCKY SHOES & BOOTS, INC.



Date:  November  11, 1997                 By: /s/ Mike Brooks
                                             ---------------------------------
                                              Mike Brooks, President










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                                  EXHIBIT INDEX


Exhibit No.                             Description                        Page

    4.1 Form of Rights Agreement dated as of November 5, 1997, between Rocky and The Fifth Third Bank, including as Exhibit A the Second Amended and Restated Articles of Incorporation designating the Series B Junior Participating Cumulative Preferred Stock, as Exhibit B thereto the form of Right Certificate and as Exhibit C thereto the Summary of Rights.